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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):       March 18, 2003


                            PARKWAY PROPERTIES, INC.
                            ------------------------
               (Exact Name of registrant as specified in charter)


         Maryland                       1-11533                  74-2123597
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                          One Jackson Place Suite 1000
                             188 East Capitol Street
                                 P.O. Box 24647
                             Jackson, MS 39225-4647
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (601) 948-4091
                 -----------------------------------------------
              (Registrant's telephone number, including area code)



     -----------------------------------------------------------------------
           Former name or former address, if changed since last report



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ITEM 5. OTHER EVENTS.

     On March 18, 2003, Parkway Properties, Inc. (the "Company") agreed to sell 600,000 shares of common stock to Wachovia Securities, Inc. with net proceeds to the Company of $35.25 per share (before deducting transaction expenses), which represents a 5.62% discount from the New York Stock Exchange closing price on March 18, 2003 of $37.35 per share. Closing of the offering is expected to occur on March 24, 2003. The Company has also granted Wachovia Securities, Inc. a thirty-day option to purchase up to 90,000 additional shares to cover over-allotments, if any.

     The Company intends to use the net proceeds of approximately $21,040,000 from the offering for future investment activities, either by way of direct purchases of office properties, purchases of common equity of other publicly-held real estate investment trusts, or through the acquisition of outstanding mortgage loans secured by office properties. Pending such use, the net proceeds will be used to reduce outstanding variable rate debt.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     (1) Underwriting Agreement among Parkway Properties, Inc., Parkway Properties LP, and Wachovia Securities, Inc., dated March 18, 2003.

     (5) Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

     (8) Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

     (23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2003

                                       PARKWAY PROPERTIES, INC.
                                             (Registrant)


                                       By: /s/ Marshall A. Loeb
                                           ----------------------------------
                                               Marshall A. Loeb
                                               Chief Financial Officer


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Exhibit Index

Exhibit No.         Description
-----------         -----------

(1) Underwriting Agreement among Parkway Properties, Inc., Parkway Properties LP, and Wachovia Securities, Inc., dated March 18, 2003.

(5) Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality.

(8) Opinion of Jaeckle Fleischmann & Mugel, LLP as to certain tax matters.

(23) Consents of Jaeckle Fleischmann & Mugel, LLP (included as part of Exhibits 5 and 8).









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